                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 8, 2007

                                   SWMX, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                  333-130586                   20-5296949
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(State or other jurisdiction     (Commission File              (IRS Employer
      of incorporation)              Number)                Identification No.)

                   1 Bridge Street
                    Irvington, NY                                 10533
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       (Address of principal executive offices)                 (Zip Code)

      Registrant's telephone number, including area code: (914) 406-8400

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          (Former name or former address, if changed since last report)

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     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
            CERTAIN OFFICERS.

      On June 14, 2007, SWMX, Inc. issued a press release stating that on June
8, 2007, Gary Lee and Bruce Lev resigned from their positions as members of the registrant's board of directors, effective immediately. A copy of the press release is attached hereto as Exhibit 99.1.

      On June 14, 2007, SWMX, Inc. issued a press release announcing the appointment of Bruce J. Fogel and Edward T. Karlik as members of the registrant's board of directors to serve until the next annual meeting of stockholders and until his successor has been duly elected and shall qualify.

      Bruce J. Fogel is the founder, chairman and chief executive officer of
Phone Programs, Inc., a company that produces and markets short duration information and entertainment programs for dissemination via telephone. Mr.
Fogel also founded and served as chief executive officer of Shadow Traffic, delivering up to the minute traffic information to travelers in metropolitan markets including New York, Chicago and Philadelphia as well as Air Time, Inc., an independent media buying and planning services company which at one point had over 300 employees and annual revenues of $150 million.

      Edward T. Karlik is the founder Straightline Communications, a company founded in 1997 that acquired and manages three television stations in Florida,
Rhode Island and Vermont. In addition, since 1997, Mr. Karlik has served as a consultant to SBS Broadcasting where he has led the development of commercial television properties in foreign markets, including Switzerland and Hungary. Mr.
Karlik has served as a member of the board of directors of Video Communications
Inc. since 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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         99.1           Press Release of SWMX, Inc. dated June 14, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 2007                      SWMX, INC.

                                         By: /s/ James Caci
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                                             James Caci
                                             Chief Financial Officer